UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2015

FRANCESCA’S HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
001-35239	(State or Other Jurisdiction of Incorporation)	20-8874704
(Commission File Number)		(I.R.S. Employer Identification No.)

8760 Clay Road, Houston, Texas	77080
(Address of Principal Executive Offices)	(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 20, 2015, Francesca’s Holdings Corporation (the “Company”) issued a press release announcing certain preliminary consolidated financial results for the fiscal third quarter ended October 31, 2015. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2015, Mark Vendetti notified the Company of his intention to resign as Chief Financial Officer of the Company and from all other positions he holds with the Company, effective December 4, 2015.

In connection with Mr. Vendetti’s resignation, on November 20, 2015, the Board appointed Cynthia Thomassee, the Company’s Vice President of Accounting and Controller, to serve as interim Chief Financial Officer of the Company while the Company conducts a search for a new Chief Financial Officer. Ms. Thomassee will continue in her roles as Vice President of Accounting and Controller.

Ms. Thomassee, 43, has served as the Company’s Vice President of Accounting since May 2010 and Controller since December 2007. Additionally, Ms. Thomassee previously served as the Company’s Interim Chief Financial Officer from May 13, 2012 until March 3, 2013. Ms. Thomassee served as the Company’s Director of Finance from December 2007 to May 2010.

No new compensatory arrangement was entered into with Ms. Thomassee in connection with her appointment as Interim Chief Financial Officer.

There are no family relationships between Ms. Thomassee and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on November 20, 2015 announcing the managements changes set forth in Item 5.02 of this Current Report on Form 8-K, along with certain preliminary consolidated financial results for the fiscal third quarter ended October 31, 2015. A copy of such press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release issued by Francesca’s Holdings Corporation on November 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: November 20, 2015	By:	/s/ Kal Malik
Kal Malik
Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Francesca’s Holdings Corporation on November 20, 2015